Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$1.11	$(0.01)	$1.11	$0.14	$(0.50)	$0.38	$0.53	$0.75
Notable items impact on earnings per share(a)	0.07	(0.69)	0.40	(0.51)	(1.04)	0.04	0.08	0.26
Adjusted diluted net earnings per share(a)	$1.04	$0.68	$0.71	$0.65	$0.54	$0.34	$0.45	$0.49
Diluted weighted average # of shares outstanding	333.7	332.0	327.7	323.5	321.2	319.4	318.5	318.2

Total Net Sales	$3,395	$3,548	$3,149	$2,679	$2,817	$2,811	$2,816	$2,621
Cost of goods sold	2,824	3,139	2,589	2,280	2,423	2,395	2,514	2,133
Gross Margin	$571	$409	$560	$399	$394	$416	$302	$488
SG&A	130	120	123	107	128	149	113	123
Other operating (income) expense	72	144	158	119	33	153	89	27
Operating earnings	$369	$145	$279	$173	$233	$115	$100	$338
Interest expense, net	(36)	(17)	(35)	(48)	(46)	(42)	(47)	(41)
Consolidated foreign currency gain/(loss)	149	(97)	91	(100)	(268)	101	(419)	133
Earnings from consolidated companies before income taxes	474	(19)	324	25	(74)	174	191	313
Provision for (benefit from) income taxes	108	(6)	(44)	6	99	48	34	63
Earnings (loss) from consolidated companies	$366	$(13)	$368	$19	$(173)	$126	$157	$250
Equity in net earnings (loss) of nonconsolidated companies	13	16	—	37	22	5	9	—
Less: Net earnings (loss) attributable to noncontrolling interests	10	7	3	11	11	9	(3)	12
Net earnings (loss) attributable to Mosaic	$369	$(4)	$365	$45	$(162)	$122	$169	$238
After tax Notable items included in earnings	$22	$(231)	$131	$(165)	$(334)	$15	$25	$82

Gross Margin Rate	17%	12%	18%	15%	14%	15%	11%	19%

Effective Tax Rate (including discrete tax)	23%	32%	(14)%	24%	(133)%	28%	18%	20%
Discrete Tax benefit (expense)	$10	$17	$2	$1	$(120)	$4	$(11)	$26

Depreciation, Depletion and Amortization	$244	$239	$257	$241	$264	$238	$283	$243
Accretion Expense	$23	$23	$27	$27	$28	$26	$31	$32
Share-Based Compensation Expense	$9	$6	$6	$9	$12	$5	$7	$10
Notable Items	$(32)	$335	$—	$222	$319	$(28)	$32	$(83)
Adjusted EBITDA(b)	$744	$594	$646	$576	$584	$448	$594	$544

Net cash provided by (used in) operating activities	$1,073	$647	$538	$(80)	$847	$313	$219	$43
Cash paid for interest (net of amount capitalized)	80	5	76	17	77	20	72	12
Cash paid for income taxes (net of refunds)	147	49	(36)	99	74	111	53	76
Net cash used in investing activities	$(312)	$(422)	$(362)	$(388)	$(349)	$(248)	$(277)	$(341)
Capital expenditures	(310)	(412)	(359)	(383)	(334)	(241)	(294)	(341)
Net cash (used in) provided by financing activities	$(607)	$(254)	$(411)	$458	$(489)	$(138)	$37	$272
Cash dividends paid	(68)	(66)	(65)	(70)	(68)	(67)	(67)	(71)
Effect of exchange rate changes on cash	$9	$(10)	$(6)	$(4)	$(6)	$55	$(7)	$—

Net change in cash and cash equivalents	$164	$(39)	$(241)	$(14)	$3	$(18)	$(27)	$(26)

Short-term debt	$229	$300	$400	$1,204	$882	$752	$847	$1,234
Long-term debt (including current portion)	3,393	3,357	3,362	3,350	3,319	3,313	3,378	3,363
Cash & cash equivalents	626	591	349	337	322	302	273	259
Net debt	$2,996	$3,066	$3,413	$4,217	$3,879	$3,763	$3,952	$4,338

Segment Contributions (in millions)
Phosphate	$1,286	$986	$1,070	$1,169	$1,180	$1,005	$1,165	$1,099
Potash	849	720	758	643	663	526	557	570
Mosaic Fertilizantes	1,419	1,731	1,192	886	1,049	1,399	1,088	934
Corporate and Other(c)	(159)	111	129	(19)	(75)	(119)	6	18
Total net sales	$3,395	$3,548	$3,149	$2,679	$2,817	$2,811	$2,816	$2,621

Phosphate	$146	$(58)	$21	$40	$133	$8	$44	$139
Potash	328	200	222	198	174	109	123	157
Mosaic Fertilizantes	(20)	77	50	42	61	56	79	98
Corporate and Other(c)	(85)	(74)	(14)	(107)	(135)	(58)	(146)	(56)
Consolidated operating earnings	$369	$145	$279	$173	$233	$115	$100	$338

Phosphate(d)	1,922	1,651	1,582	1,644	1,696	1,475	1,622	1,498
Potash(d)	2,163	2,220	2,577	2,163	2,346	1,996	2,239	2,113
Mosaic Fertilizantes	2,385	3,060	2,158	1,715	2,196	2,879	2,240	1,847
Corporate and Other	359	482	618	333	316	297	432	361
Total finished product tonnes sold ('000 tonnes)	6,829	7,413	6,935	5,855	6,554	6,647	6,533	5,819
Sales of Performance Products ('000 tonnes)(e)	977	1,305	1,044	787	839	1,001	1,135	681

The Mosaic Company - Phosphate Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales - Finished Goods								$946
Net Sales - Other revenue								153
Net Sales	$1,286	$986	$1,070	$1,169	$1,180	$1,005	$1,165	$1,099
Cost of Goods Sold	1,070	899	931	1,010	1,026	863	1,027	932
Gross Margin	$216	$87	$139	$159	$154	$142	$138	$167
Notable Items Included in Gross Margin	(31)	—	(28)	—	(15)	—	(53)	—
Adjusted Gross Margin(b)	$247	$87	$167	$159	$169	$142	$191	$167

SG&A	11	10	11	13	10	12	10	12
Other operating (income) expense	59	135	107	106	11	123	84	16

Operating Earnings	$146	$(58)	$21	$40	$133	$8	$44	$139
Plus: Depreciation, Depletion and Amortization	129	117	124	117	128	118	143	113
Plus: Accretion Expense	16	16	19	20	20	20	25	25
Plus: Foreign Exchange Gain (Loss)	(2)	4	(1)	2	2	(5)	(4)	(3)
Plus: Other Income (Expense)	(1)	(6)	(9)	3	(2)	1	517	—
Plus: Dividends from equity investments	—	—	—	15	—	—	—	—
Less: Earnings (loss) from Consolidated Noncontrolling Interests	12	8	2	10	11	8	(4)	8
Plus: Notables Items	109	136	107	90	38	131	(388)	10
Adjusted EBITDA(b)	$385	$201	$259	$277	$308	$265	$341	$276

Capital expenditures	$119	$157	$208	$197	$177	$127	$160	$236
Gross Margin $ / tonne of finished product	$112	$53	$88	$97	$91	$96	$85	$111
Adjusted Gross Margin $ / tonne of finished product	$129	$53	$106	$97	$100	$96	$118	$111
Gross margin as a percent of sales	17%	9%	13%	14%	13%	14%	12%	15%

Freight included in finished goods (in millions)	$102	$92	$105	$103	$104	$79	$83	$84
Idle/Turnaround costs (excluding notable items)	$34	$25	$32	$56	$36	$7	$24	$44

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	928	913	762	900	828	656	749	846
Performance & other products(f)	919	673	741	673	794	750	814	587
Other products(i)	75	65	79	71	74	69	59	65
Total Finished Product(d)	1,922	1,651	1,582	1,644	1,696	1,475	1,622	1,498

DAP selling price (fob plant)(q)	$585	$487	$552	$598	$575	$569	$593	$623
Average finished product selling price(g)	$568	$491	$553	$593	$578	$579	$606	$632

Production Volumes ('000 tonnes)
Total tonnes produced(h)	1,660	1,593	1,479	1,577	1,675	1,625	1,413	1,423
Operating Rate	67%	64%	60%	64%	68%	66%	58%	58%

Raw Materials
Ammonia used in production (tonnes)	$240	$234	$209	$246	$243	$238	$228	$214
Sulfur used in production	$771	$735	$549	$725	$778	$739	$694	$661

Realized costs ($/tonne)
Ammonia (tonne)(j)	$441	$353	$366	$404	$424	$482	$435	$416
Sulfur (long ton)(k)	$195	$156	$152	$142	$138	$126	$127	$157
Blended rock	$79	$81	$77	$81	$86	$87	$87	$77

Phosphate cash conversion costs, production / tonne(r)	$105	$105	$118	$110	$100	$101	$118	$134
Cash costs of U.S. mined rock/production tonne(s)	$56	$56	$56	$57	$54	$56	$52	$54

ARO cash spending (in millions)	$41	$42	$41	$40	$59	$54	$72	$70

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales - Finished Goods								$495
Net Sales - Other revenue								75
Net Sales	$849	$720	$758	$643	$663	$526	$557	$570
Cost of Goods Sold	513	510	503	431	477	404	434	402
Gross Margin	$336	$210	$255	$212	$186	$122	$123	$168
Notable Items Included in Gross Margin	—	—	—	—	—	—	—	—
Adjusted Gross Margin(b)	$336	$210	$255	$212	$186	$122	$123	$168

SG&A	7	6	8	9	7	7	8	8
Other operating (income) expense	1	4	25	5	5	6	(8)	3

Operating Earnings	$328	$200	$222	$198	$174	$109	$123	$157
Plus: Depreciation, Depletion and Amortization	74	66	89	82	94	69	93	81
Plus: Accretion Expense	2	2	3	2	3	2	2	3
Plus: Foreign Exchange Gain (Loss)	23	(26)	41	(31)	(12)	48	(185)	13
Plus: Other Income (Expense)	—	(43)	(2)	—	—	—	1	(1)
Plus: Notable Items	(19)	68	(31)	30	12	(48)	178	(13)
Adjusted EBITDA(b)	$408	$267	$322	$281	$271	$180	$212	$240

Capital expenditures	$74	$85	$105	$97	$75	$61	$65	$45
Gross Margin $ / tonne of finished product	$155	$95	$99	$98	$79	$61	$55	$80
Adjusted Gross Margin $ / tonne of finished product	$155	$95	$99	$98	$79	$61	$55	$80
Gross margin as a percent of sales	40%	29%	34%	33%	28%	23%	22%	29%

Supplemental Cost Information
Canadian resource taxes	$95	$86	$102	$64	$67	$45	$56	$47
Royalties	$13	$9	$13	$10	$10	$9	$10	$9
Freight(l)	$94	$99	$78	$86	$94	$87	$60	$74
Idle/Turnaround costs (excluding notable items)	$35	$37	$3	$9	$18	$23	$6	$1

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	1,883	2,031	2,359	1,927	2,113	1,775	2,064	1,947
Performance & other products(m)	270	177	207	225	225	211	168	159
Other products(i)	10	12	11	11	8	10	7	7
Total Finished Product(d)	2,163	2,220	2,577	2,163	2,346	1,996	2,239	2,113

Crop Nutrients North America	881	1,129	773	838	970	647	779	863
Crop Nutrients International	1,144	1,007	1,666	1,195	1,260	1,255	1,341	1,126
Non-Agricultural	138	84	138	130	116	94	119	124
Total Finished Product(d)	2,163	2,220	2,577	2,163	2,346	1,996	2,239	2,113

MOP selling price (fob mine)(o)	$326	$266	$243	$241	$224	$215	$199	$223
Average finished product selling price(g)	$346	$278	$262	$258	$240	$233	$214	$234

Production Volumes ('000 tonnes)
Production Volume	1,921	1,854	2,527	2,338	2,224	1,904	2,332	2,256
Operating Rate	69%	66%	90%	81%	78%	66%	81%	78%

MOP cash costs of production including brine / production tonne(n)	$74	$73	$66	$72	$64	$74	$73	$78
ARO cash spending (in millions)	$3	$3	$2	$1	$2	$2	$3	$1

Average CAD / USD	$1.343	$1.342	$1.361	$1.348	$1.368	$1.364	$1.399	$1.434

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales - Finished Goods								$834
Net Sales - Other revenue								100
Net Sales	$1,419	$1,731	$1,192	$886	$1,049	$1,399	$1,088	$934
Cost of Goods Sold	1,406	1,625	1,098	811	947	1,271	986	807
Gross Margin	$13	$106	$94	$75	$102	$128	$102	$127
Notable Items Included in Gross Margin	(13)	(2)	(3)	1	4	6	9	—
Adjusted Gross Margin(b)	$26	$108	$97	$74	$98	$122	$93	$127

SG&A	29	26	29	30	27	62	16	23
Other operating (income) expense	4	3	15	3	14	10	7	6

Operating Earnings	$(20)	$77	$50	$42	$61	$56	$79	$98
Plus: Depreciation, Depletion and Amortization	38	54	41	40	40	39	40	38
Plus: Accretion Expense	5	5	5	5	5	4	4	4
Plus: Foreign Exchange Gain (Loss)	73	(48)	32	(45)	(144)	17	(84)	41
Plus: Other Income (Expense)	(1)	(1)	(1)	(2)	(2)	(2)	(2)	(1)
Less: Earnings from Consolidated Noncontrolling Interests	(2)	—	—	1	(1)	—	1	1
Plus: Notable Items	(31)	60	(16)	44	135	(31)	46	(57)
Adjusted EBITDA(b)	$66	$147	$111	$83	$96	$83	$82	$122

Capital expenditures	$63	$118	$68	$82	$46	$51	$64	$59
Gross Margin $ / tonne of finished product	$5	$35	$44	$44	$46	$44	$46	$69
Adjusted Gross Margin $ / tonne of finished product	$11	$35	$45	$43	$45	$42	$42	$69
Gross margin as a percent of sales	1%	6%	8%	8%	10%	9%	9%	14%
Idle/Turnaround costs (excluding notable items)	$30	$28	$26	$15	$24	40	$18	13

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil	611	622	492	324	433	521	423	301
Potash produced in Brazil	44	62	45	32	34	100	35	30
Purchased nutrients for distribution(p)	1,730	2,376	1,621	1,359	1,729	2,258	1,782	1,516
Total Finished Product	2,385	3,060	2,158	1,715	2,196	2,879	2,240	1,847

Sales of Performance Products ('000 tonnes)(e)	283	660	341	123	215	462	307	93

Brazil MAP price (Brazil production delivered price to third party)	$653	$533	$580	$581	$596	$601	$632	$681
Average finished product selling price(g)	$552	$531	$500	$463	$423	$447	$433	$452

Production Volumes ('000 tonnes)
Phosphate tonnes produced	736	807	774	793	752	779	781	778
MOP tonnes produced	61	106	114	104	79	105	108	97

Phosphate operating rate	74%	81%	77%	79%	75%	78%	78%	78%
Potash operating rate	49%	85%	91%	83%	63%	85%	88%	78%

Realized Costs ($/tonne)
Ammonia/tonne	$912	$667	$655	$705	$623	$572	$628	$684
Sulfur (long ton)	$258	$219	$179	$173	$174	$170	$177	$219
Blended rock	$128	$117	$117	$115	$107	$105	$109	$97

Purchases ('000 tonnes)
DAP/MAP from Mosaic	117	20	58	68	30	43	54	62
MicroEssentials® from Mosaic	427	152	163	169	289	337	195	120
Potash from Mosaic/Canpotex	756	672	404	358	736	682	419	355

Phosphate cash conversion costs in USD, production / tonne(r)	$109	$101	$110	$101	$100	$88	$85	$87
Potash cash conversion costs in USD, production / tonne	$344	$235	$217	$196	$208	$175	$151	$187
Mined rock costs in USD, cash produced / tonne	$108	$102	$111	$121	$98	$105	$93	$87
ARO cash spending (in millions)	$4	$6	$7	$2	$5	$6	$5	$1

Average BRL / USD	$4.954	$4.880	$4.953	$4.952	$5.216	$5.546	$5.842	$5.853

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(159)	$111	$129	$(19)	$(75)	$(119)	$6	$18
Cost of Goods Sold	(165)	105	57	28	(27)	(143)	67	(8)
Gross Margin (Loss)	$6	$6	$72	$(47)	$(48)	$24	$(61)	$26
Notable items Included in Gross Margin	34	(45)	40	(31)	(28)	38	(80)	59
Adjusted Gross Margin (Loss)(b)	$(28)	$51	$32	$(16)	$(20)	$(14)	$19	$(33)

SG&A	83	78	75	55	84	68	79	80
Other operating (income) expense	8	2	11	5	3	14	6	2

Operating Earnings (Loss)	$(85)	$(74)	$(14)	$(107)	$(135)	$(58)	$(146)	$(56)
Plus: Depreciation, Depletion and Amortization	3	2	3	2	2	12	7	11
Plus: Share-Based Compensation Expense	9	6	6	9	11	5	7	10
Plus: Foreign Exchange Gain (Loss)	54	(26)	19	(27)	(114)	40	(145)	82
Plus: Other Income (Expense)	(5)	—	—	—	11	—	39	(116)
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	—	—	—	—	—	(1)	(1)	2
Plus: Notable Items	(91)	71	(60)	58	134	(80)	196	(23)
Adjusted EBITDA(b)	$(115)	$(21)	$(46)	$(65)	$(91)	$(80)	$(41)	$(94)

Elimination of profit in inventory included in COGS	$35	$45	$16	$(15)	$(10)	$(3)	$7	$(49)
Unrealized gain (loss) on derivatives included in COGS	$34	$(45)	$41	$(31)	$(29)	$39	$(80)	$59

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q1 2025
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$148	$(43)	$0.33
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	59	(17)	0.13
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(14)	3	(0.03)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	(117)	34	(0.26)
ARO Adjustment	Phosphate	Other operating income (expense)	(2)	1	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	30	0.09
Total Notable Items			$74	$8	$0.26

Q4 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(390)	$75	$(0.99)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(80)	15	(0.20)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(13)	2	(0.04)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	9	(2)	0.02
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(5)	1	(0.01)
ARO Adjustment	Phosphate	Other operating income (expense)	(23)	4	(0.06)
Hurricane Milton idle costs	Phosphate	Cost of goods sold	(52)	10	(0.13)
Gain on sale of equity investment	Phosphate	Other non-operating income (expense)	522	(43)	1.51
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	28	(5)	0.07
ARO Adjustment	Potash	Other operating income (expense)	7	(1)	0.02
Arbitration reserve	Phosphate	Other Operating Expense/Non Controlling Interest	(43)	9	(0.11)
Total Notable Items			$(40)	$65	$0.08

Q3 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$111	$(35)	$0.22
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	38	(11)	0.09
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(15)	5	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	6	(2)	0.01
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	5	(2)	0.01
ARO Adjustment	Phosphate	Other operating income (expense)	(102)	31	(0.22)
Environmental reserve	Phosphate	Other operating income (expense)	(20)	6	(0.04)
Total Notable Items			$23	$(8)	$0.04

Q2 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(263)	$76	$(0.58)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(28)	9	(0.07)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(13)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	4	(1)	—
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(2)	—	—
Land reclamation	Phosphate	Cost of goods sold	(15)	4	(0.03)
Pension plan termination	Corporate and Other	Other non-operating income (expense)	8	(2)	0.02
Franchise tax reversal	Phosphate	Other operating income (expense)	(15)	4	(0.03)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(103)	(0.32)
Total Notable Items			$(324)	$(10)	$(1.04)

Q1 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(100)	$28	$(0.22)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(31)	8	(0.07)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(11)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	1	—	—
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	4	(1)	0.01
ARO Adjustment	Phosphate	Other operating income (expense)	(14)	4	(0.03)
Environmental reserve	Phosphate	Other operating income (expense)	(77)	21	(0.17)
Total Notable Items			$(228)	$63	$(0.51)

Q4 2023
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$79	$(16)	$0.20
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	40	(7)	0.10
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(9)	2	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(3)	1	(0.01)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(7)	2	(0.02)
ARO Adjustment	Phosphate	Other operating income (expense)	(4)	1	(0.01)
Environmental reserve	Phosphate	Other operating income (expense)	(64)	11	(0.16)
Land reclamation	Phosphate	Cost of goods sold	(28)	5	(0.07)
ARO adjustment	Potash	Other operating income (expense)	(10)	2	(0.02)
Tax law change	Mosaic Fertilizantes	(Provision for) benefit from income taxes	—	136	0.42
Total Notable Items			$(6)	$137	$0.40

Q3 2023
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(107)	$27	$(0.23)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(45)	12	(0.10)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(12)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(2)	1	—
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(6)	1	(0.01)
ARO Adjustment	Phosphate	Other operating income (expense)	(123)	32	(0.28)
Environmental reserve	Phosphate	Other operating income (expense)	(3)	1	(0.01)
Pension plan termination settlement	Potash	Other non-operating income (expense)	(42)	10	(0.10)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	22	0.07
Total Notable Items			$(340)	$109	$(0.69)

Q2 2023
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Unrealized foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$114	$(28)	$0.26
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	34	(9)	0.08
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(12)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(13)	3	(0.03)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	2	—	—
ARO Adjustment	Phosphate	Other operating income (expense)	(28)	7	(0.06)
Environmental reserve	Phosphate	Other operating income (expense)	(37)	9	(0.08)
Land reclamation	Phosphate	Cost of goods sold	(31)	8	(0.07)
Total Notable Items			$29	$(7)	$0.07

Footnotes

(a)Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".
(b)See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.
(c)Includes elimination of intersegment sales.
(d)Finished product sales volumes include intersegment sales.
(e)Includes MicroEssentials, K-Mag, Aspire and Sus-Terra sales tonnes.
(f)Includes MicroEssentials performance products.
(g)Average price of all finished products sold by Potash, Phosphates, Mosaic Fertilizantes and India/China. Amounts prior to January 1, 2025 have been recast to exclude revenue from other non-finished goods.
(h)Includes crop nutrient dry concentrates and animal feed ingredients.
(i)Includes finished goods sales of feed and other products.
(j)Amounts are representative of our average ammonia costs in cost of goods sold.
(k)Amounts are representative of our average sulfur costs in cost of goods sold.
(l)Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.
(m)Includes K-Mag, and Aspire finished performance products.
(n)MOP cash costs of production are reflective of actual costs during the period excluding brine management costs, depreciation, depletion, accretion, carbon-based and Canadian resource tax, idle and turnaround costs. Total Production costs for MOP production excludes K-Mag costs, Aspire raw material costs and incremental Aspire operating costs.
(o)Excludes industrial and feed sales. Price has been calculated using the average monthly foreign exchange rate.
(p)Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.
(q)Includes intersegment sales.
(r)Total production costs less depreciation, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of finished phosphate production in the period.
(s)Total production cost less depreciation/depletion, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of rock produced in the period.
(t)Tax impact is based on our expected annual effective rate.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit from) income taxes less equity in net earnings (loss) of nonconsolidated companies, net of dividends. As of January 1, 2025, we are no longer adjusting for equity in net earnings (loss) of nonconsolidated companies, net of dividends as we sold our equity investment in MWSPC in 2024. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Consolidated Net Income (Loss)	$369	$(4)	$365	$45	$(162)	$122	$169	$238
Less: Consolidated Interest Expense, Net	(36)	(17)	(35)	(48)	(46)	(42)	(47)	(41)
Plus: Consolidated Depreciation, Depletion & Amortization	244	239	257	241	264	238	283	243
Plus: Accretion Expense	23	23	27	27	28	26	31	32
Plus: Share-Based Compensation Expense (Benefit)	9	6	6	9	12	5	7	10
Plus: Consolidated Provision for (Benefit from) Income Taxes	108	(6)	(44)	6	99	48	34	63
Less: Equity in net earnings (loss) of nonconsolidated companies, net of dividends	13	16	—	22	22	5	9	—
Plus: Notable Items	(32)	335	—	222	319	(28)	32	(83)
Consolidated Adjusted EBITDA	$744	$594	$646	$576	$584	$448	$594	$544

Segment Adjusted EBITDA
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization, plus asset retirement obligation accretion, plus foreign exchange gain (loss), plus other income (expense) plus dividends from equity investments, less earnings (loss) from noncontrolling interests. As of January 1, 2025, we are no longer adjusting for equity in net earnings (loss) of nonconsolidated companies, net of dividends as we sold our equity investment in MWSPC in 2024 that represented nearly all of these historical earnings. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.